UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                   Changes in Registrant’s Certifying Accountant.

(a)         Dismissal of Independent Registered Public Accounting Firm

On June 6, 2013, Mattress Firm Holding Corp. (the “Company”) notified Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm, that the Company’s Audit Committee decided to dismiss Grant Thornton as the Company’s independent registered public accounting firm.

Grant Thornton’s reports on the Company’s financial statements for the fiscal years ended January 31, 2012 and January 29, 2013 did not contain an adverse opinion or a disclaimer of opinion, and neither such report was qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended January 31, 2012 and January 29, 2013 and through June 6, 2013, (i) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference thereto in its reports on the financial statements for such years, and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, other than the material weaknesses in the internal control over financial reporting that were previously reported in the Amendment No. 4 to Registration Statement on Form S-1, filed with the U.S. Securities and Exchange Commission on September 28, 2011, which have been remediated as previously reported in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended November 1, 2011.

The Company has provided Grant Thornton with a copy of the above disclosures. A copy of Grant Thornton’s letter to the U.S. Securities and Exchange Commission required by Item 304(a) of Regulation S-K is included as Exhibit 16.1 to this Report.

(b) Engagement of New Independent Registered Public Accounting Firm

The Company’s Audit Committee decided to engage Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm effective June 6, 2013. Deloitte will act as the Company’s independent registered public accounting firm beginning with the fiscal year ending January 28, 2014.

During the fiscal years ended January 31, 2012 and January 29, 2013 and through June 6, 2013, the Company did not consult with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits

16.1                        Letter from Grant Thornton LLP to the U.S. Securities and Exchange Commission dated June 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: June 11, 2013	By:	/s/ Jim R. Black
Jim R. Black
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP to the U.S. Securities and Exchange Commission dated June 11, 2013.